EXHIBIT 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

UNDER SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Roger Smith, certify that:

1.	I have reviewed this annual report on Form 10-K/A of Ur-Energy Inc.; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: March 12, 2024	By:	/s/ Roger Smith
Roger Smith
Chief Financial Officer